SUPPLEMENT TO PROSPECTUSES OF
                         EVERGREEN DOMESTIC GROWTH FUNDS


I.       Evergreen Fund, Evergreen Tax Strategic Equity Fund

         Effective August 2, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Fund, Evergreen Tax Strategic Equity Fund

         Jean Ledford and Richard Welsh became Co-Managers of the Fund in August 1999. Jean Ledford, CFA, became President and Chief Executive Officer of EAMC in August 1999. From February 1997 until she joined EAMC, Ms. Ledford worked as a portfolio manager at American Century Investments ("American Century"). From 1980 until she joined American Century, Ms. Ledford was the investment director at the State of Wisconsin Investment Board.

         Richard Welsh joined EAMC as Senior Vice President and portfolio manager in August 1999. Prior to joining EAMC, he worked for five years as a portfolio manager and analyst at American Century.


July 12, 1999


II.      Evergreen Stock Selector Fund

         Effective October 4, 1999, the section of the prospectuses entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Evergreen Stock Selector Fund

     Jay Zelko, Eric M. Teal and Timothy M. Stevenson, CFA, have been Co-Managers of the Fund since October 1999. Mr. Zelko joined FUNB in April 1994. Mr. Zelko is an equity portfolio manager within MIC who maintains sector analytical and portfolio management responsibilities. Mr. Zelko has been affiliated with MIC as a portfolio manager since June 1999.

     Eric M. Teal joined First Union National Bank ("FUNB") in September 1993 as an investment officer and has been Vice President and quantitative equity analyst since September 1997. Currently, Mr. Teal heads the Quantitative Analysis/Portfolio Management Unit within FUNB. He is also responsible for equity quantitative management for the Evergreen Select Equity Funds. Mr. Teal has been affiliated with MIC as a portfolio manager since October 1999.

     Timothy M. Stevenson has been an investment professional since August 1981. Before joining FUNB in November 1994 as a Senior Vice President and portfolio manager, Mr. Stevenson served as a research director and portfolio manager for Cedar Hill Associates, Inc. from July 1989 to July 1994. Mr. Stevenson has been affiliated with MIC as a portfolio manager since October 1999.


October 11, 1999                                                   550143-10/99